UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 14, 2005

                             JACO ELECTRONICS, INC.

             (Exact name of registrant as specified in its charter)

           New York                 000-05896              11-1978958

 (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)


            145 Oser Avenue, Hauppauge, New York           11788

          (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (631) 273-5500
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2005, Jaco Electronics, Inc. (the "Company") issued a press release announcing its financial results for its first quarter of the fiscal year ending June 30, 2006. A copy of the press release is furnished within this report as Exhibit 99.1.

The information in this report is being furnished, and is not deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.


ITEM 7.01. REGULATION FD DISCLOSURE


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 A copy of the Jaco Electronics, Inc. Press Release dated November 14, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             JACO ELECTRONICS, INC.


                                             By:   /s/ Jeffrey D. Gash
                                                 -------------------------------
                                             Name:  Jeffrey D. Gash
                                             Title: Executive Vice President
                                             Date:  November 14, 2005